Exhibit 10.2
REGISTRATION RIGHTS AGREEMENT
By and Among
MetroPCS Communications, Inc.
and
The Stockholders, as defined herein
Dated as of                      ___, 2007

i

REGISTRATION RIGHTS AGREEMENT
     THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made as of the ___day of                      2007 by and among (i) MetroPCS Communications, Inc. (the “Company”), a Delaware corporation, (ii) the stockholders listed on Schedule 1 hereto (together with any stockholders who join as Parties pursuant to Section 3.5 of this Agreement, the “Stockholders’’).
     WHEREAS, the Stockholders and the Company are parties to that certain Second Amended and Restated Stockholders Agreement, dated as of August 30, 2005, as amended (the “Stockholders Agreement”);
     WHEREAS, pursuant to Section 7.10 of the Stockholders Agreement, certain provisions thereof are terminated effective upon an Initial Public Equity Offering (as defined in the Stockholders Agreement);
     WHEREAS, the Company has filed a registration statement on Form S-1 for the initial public offering of its Common Stock (the “IPO”), which will constitute an Initial Public Equity Offering for purposes of the Stockholders Agreement;
     WHEREAS, the Company and the Stockholders desire to amend and restate the Stockholders Agreement in its entirety effective upon the consummation of the IPO in order to (i) eliminate the provisions that would terminate upon the consummation of the IPO in accordance with Section 7.10 of the Stockholders Agreement, (ii) rename the Stockholders Agreement a “Registration Rights Agreement” and (iii) make certain other amendments to the Stockholders Agreement; and
     WHEREAS, this Agreement, which constitutes an amendment to the Stockholders Agreement, has been approved by the joint written consent of (i) a majority of the directors of the Board of the Company, (ii) Stockholders holding a majority of the shares of Common Stock (as defined herein) of the Stockholders, and (iii) Preferred Stockholders (as defined herein) holding not less than 66 2/3% of the shares of Common Stock issued or issuable upon conversion of the Preferred Stock (as defined herein) held by such Preferred Stockholders voting together as a single class;
     NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter set forth, the parties hereto, intending to be legally bound, hereby agree as follows:
ARTICLE 1 GENERAL
     Section 1.1 Construction of Terms. As used herein, the masculine, feminine or neuter gender, and the singular or plural number, shall be deemed to be or to include the other genders or number, as the case may be, whenever the context so indicates or requires.

     Section 1.2 Number of Shares of Stock. Whenever any provision of this Agreement calls for any calculation based on a number of shares of Common Stock held by a Stockholder, the number of shares deemed to be held by a Stockholder for each purpose shall be the total number of shares of Common Stock then owned by such Stockholder, plus the total number of shares of Common Stock issuable upon conversion of any series of preferred stock (as if conversion occurred on such date), or other convertible securities or exercise of any vested options, warrants or subscription rights then owned by such Stockholder.
     Section 1.3 Defined Terms. The following capitalized terms, as used in this Agreement, shall have the meanings set forth below.
     “Affiliate” means, at any time, and with respect to any Person, any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person.
     “Board” or “Board of Directors” means the Board of Directors of the Company.
     “Business Day” means any day other than a Saturday, a Sunday or a day on which commercial banks in New York, New York are required or authorized to be closed.
     “Common Stock” means the Common Stock, par value $0.0001 per share, of the Company.
     “Common Stockholder” means any holder of Common Stock as of the date immediately preceding the IPO, and any Transferee who receives Registrable Securities from a Common Stockholder and who executes a Joinder Agreement in accordance with Section 2.12.
     “Control” (including the terms “Controlled by” and “under common Control with”) means the possession, directly or indirectly, or as trustee or executor, of the power to direct or cause the direction of the management policies of a Person, whether through the ownership of stock, as trustee or executor, by contract or credit arrangement or otherwise.
     “FCC” means the Federal Communications Commission and any successor federal agency performing similar regulatory functions.
     “Governmental Authority” means
          (i) the government of the United States of America or any State or other political subdivision thereof, or
          (ii) the government of any jurisdiction in which the Company or any of its Subsidiaries conducts all or any part of its business, or which asserts jurisdiction over any properties of the Company or any of its Subsidiaries, or
          (iii) any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

     “Investors” means (i) Madison Dearborn Capital Partners IV, L.P., and its Affiliates and (ii) TA Associates, Inc, and its Affiliates.
     “Investor Registrable Securities” means the Registrable Securities deemed held by the Investors as a result of their purchase of the Purchased Shares.
     “Person” means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, or a government or agency or political subdivision thereof.
     “Preferred Stock” means the Series D Preferred Stock and the Series E Preferred Stock.
     “Preferred Stockholders” means any holder of Preferred Stock as of the date immediately preceding the IPO, and any Transferee who receives Registrable Securities from a Preferred Stockholder and who executes a Joinder Agreement in accordance with Section 2.12.
     “Registrable Securities” means (i) any shares of Common Stock held by a Stockholder as of the effective time of the IPO, (ii) any shares of Common Stock acquired upon conversion of the shares of Preferred Stock and (iii) any securities issued and issuable with respect to any such shares described in clauses (i) or (ii) above by way of a stock dividend or stock split or in connection with a combination of stock, recapitalization, merger, consolidation or other reorganization; provided, however, that, notwithstanding anything to the contrary contained herein, ''Registrable Securities” shall not include at any time securities (i) sold in a registered sale pursuant to an effective registration statement under the Securities Act, (ii) sold to the public pursuant to Rule 144 under the Securities Act or (iii) which could then be sold in their entirety pursuant to Rule 144(k) under the Securities Act.
     “SEC” means the United States Securities and Exchange Commission and any successor federal agency performing similar regulatory functions.
     “Securities Act” means the Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated thereunder.
     “Series D Preferred Stock” means the Series D Convertible Preferred Stock, par value $0.0001 per share, of the Company.
     “Series E Preferred Stock” means the Series E Convertible Preferred Stock, par value $0.0001 per share, of the Company.
     “Stockholders Agreement” has the meaning set forth in the recitals to this Agreement.
     “Subsidiary” means with respect to any Person, any corporation, partnership, limited liability company, association, joint venture or other business entity of which more than 50% of the total voting power of shares of stock or other ownership interests entitled (without regard to the occurrence of any contingency) to vote in the election of the Person or Persons (whether directors, managers, trustees or other Persons performing similar functions) having the power to direct or cause the direction of the management and policies thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that

Person or a combination thereof; provided, in determining the percentage of ownership interests of any Person controlled by another Person, no ownership interest in the nature of a “qualifying share” of the former Person shall be deemed to be outstanding.
     “Transfer” means any direct or indirect transfer, donation, sale, assignment, pledge, hypothecation, grant of a security interest in or other disposal or attempted disposal of all or any portion of a security or of any rights; “Transferred” means the accomplishment of a Transfer.
     “Transferee” means the recipient of a Transfer.
     Section 1.4 Effectiveness of this Agreement. This Agreement amends and restates in its entirety the Stockholders Agreement and shall become effective only upon the consummation of the IPO. In the event that the IPO is not consummated on or prior to December 31, 2007, this Agreement shall automatically terminate and be of no further force and effect and the Stockholders Agreement shall remain unmodified and in full force and effect.
ARTICLE 2 REGISTRATION RIGHTS
     Section 2.1 Demand Registration
          (a) Stockholder Requests
     (i) Registration of Registrable Securities. Subject to the provisions of this Section 2.1 and Section 2.13, the Stockholders (other than the Investors) shall have up to three demand rights exercisable by the request of Stockholders (other than the Investors) holding at least 15% of the outstanding Registrable Securities (other than Investor Registrable Securities) that the Company effect the registration under the Securities Act of (A) all Registrable Securities (other than Investor Registrable Securities) or (B) shares of Common Stock (other than Investor Registrable Securities) that represent at least 15% of the Registrable Securities (other than Investor Registrable Securities) originally issued to such Stockholders if Stockholders are requesting registration of less than all of their Registrable Securities (other than Investor Registrable Securities); provided, in the case of (A) and (B), that anticipated gross proceeds (before underwriting discounts and commissions) from the sale of the Registrable Securities be at least $20 million. Thereupon, the Company will (A) notify all other holders of record of Registrable Securities that the Company has received a demand for registration of the Registrable Securities and (B) use its best efforts to effect the registration under the Securities Act of the Registrable Securities which the Company has been requested to register by all participating Stockholders who elect to participate in the registration within ten (10) business days of the notice referenced in (A) of this sentence.
     (ii) Registration of Other Securities. Except as set forth in Section 2.1(g) below, whenever the Company shall effect a registration made pursuant to Section 2.1(a), no securities other than Registrable Securities shall be included among the securities covered by such registration unless (i) the managing underwriter of such offering shall have advised the Stockholders in writing that the inclusion of such other securities would not adversely affect such offering or (ii) the holders of a majority of the Registrable Securities electing to include shares in the registration shall have consented in writing to the inclusion of such other securities.
          (b) Investor Request.
     (i) Registration of Investor Registrable Securities. Subject to the provisions of this Section 2.1 and Section 2.13, the holders of the Investor Registrable Securities shall have the right to demand that the Company effect one registration under the Securities Act of shares of Common Stock that represent at least 15% of the Investor Registrable Securities; provided that anticipated gross proceeds (before underwriting discounts and commissions) from the sale of the Investor Registrable Securities be at least $50 million. Thereupon, the Company will (A) notify all other holders of record of Investor Registrable Securities that the Company has received a demand for registration of the Investor Registrable Securities and (B) use its best efforts to effect the registration under the Securities Act of the Investor Registrable Securities which the Company has been requested to register by all participating holders of Investor Registrable Securities who elect to participate in the registration within ten (10) Business Days of the notice referenced in (A) of this sentence.
     (ii) Registration of Other Securities. Except as set forth in Section 2.1(g) below, whenever the Company shall effect a registration pursuant to a demand made in accordance with Section 2.1(b) no securities other than Investor Registrable Securities shall be included among the securities covered by such registration unless (i) the managing underwriter of such offering shall have advised the Investors in writing that the inclusion of such other securities would not adversely affect such offering or (ii) the holders of a majority of the Investor Registrable Securities electing to include shares in the registration shall have consented in writing to the inclusion of such other securities.
          (c) Registration Statement Form. Registrations under this Section 2.1 shall be on such appropriate registration form of the SEC (i) as shall be selected by the Company and as shall be reasonably acceptable to the Stockholders and (ii) as shall permit the disposition of such Registrable Securities in accordance with the intended method or methods of disposition. The Company agrees to include in any such registration statement all information which, in the opinion of counsel to the Stockholders and counsel to the Company, is required to be included.
          (d) Effective Registration Statement. A registration requested pursuant this Section 2.1 shall not be deemed to have been effected and will not be considered one of the three demand registrations which may be requested by the Stockholders or the demand registration which may be requested by the Investors (i) if a registration statement with respect thereto has not become effective, (ii) if after it has become effective, it does not remain effective for a period of at least 180 days (unless the Registrable Securities registered thereunder have been sold or disposed of prior to the expiration of such 180 day period) or such registration is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court for any reason and has not thereafter become effective for a period of at least 180 days, or (iii) if the conditions to closing specified in any underwriting agreement entered into in connection with such registration are not satisfied or waived other than by reason of the failure or refusal of the Stockholders to satisfy or perform a condition to such closing.
          (e) Priority in Demand Registrations. If a demand registration pursuant to this Section 2.1 involves an underwritten offering, the Stockholders demanding such registration pursuant to Section 2.1(a)(i) or 2.1(b)(i) (the “Demand Rights Stockholders’’) shall cause the managing underwriter to advise the Company in writing (with a copy sent to each participating Stockholder) as to the number of securities that can be included in such registration within a price range acceptable to the Demand Rights Stockholders (the “Maximum Offering Amount”). Such registration will include only up to that number of Registrable Securities which does not exceed the Maximum Offering Amount, drawn pro rata from the Demand Rights Stockholders on the percentage that the Registrable Securities held by each Stockholder is of the total number of Registrable Securities which all Stockholders hold. If any Demand Rights Stockholder determines to include less than its pro rata share of the Maximum Offering Amount in such offering, such difference shall be divided pro rata among the other Demand Rights Stockholders in proportion to the respective holdings of Registrable Securities of all such Demand Rights Stockholders desiring to include additional Registrable Securities.
          (f) Number and Size of Demand Registrations; Other Limitations. Notwithstanding anything in this Section 2.1 to the contrary, the Company shall not be required to effect more than four demand registrations (other than registrations pursuant to Section 2.1(h) hereof) at the request of the Stockholders pursuant to Section 2.1 of this Agreement, without regard to any subsequent Transfer of any Registrable Securities by a Stockholder and the assignment of any rights hereunder pursuant to Section 2.12. A registration shall not count as one of the permitted demand registrations hereunder unless the Demand Rights Stockholders are able to register and sell at least 80% of the Registrable Securities requested to be included in such registration. The Company shall not be required to effect more than one registration pursuant to Sections 2.1(a), (b) or (h) hereof during any 12-month period. Moreover, no Stockholder shall be allowed to participate in any registration pursuant to Sections 2.1(a), (b) or (h) hereof if the Common Stock is admitted to trading or is listed on a national securities exchange, the Nasdaq Global Market or NASDAQ and such Stockholder is eligible to sell its Registrable Securities without volume limitations and without an effective registration statement.
          (g) Incidental Company Registration. If the Stockholders make a request for a registration pursuant to Section 2.1(a) or (b), the Company may determine to include securities of the same class sought to be registered by the Stockholders for sale for the Company’s own account by giving written notice thereof to the Stockholders specifying the number of shares or amount of interests the Company wishes to have registered, but only to the extent that the number of shares or amount of interests the Company seeks to include does not, when aggregated with the number of Registrable Securities requested to be registered by the Stockholders, exceed the Maximum Offering Amount, and subject to the limitations of Section 2.1(a)(ii) or (b)(ii), as applicable.
          (h) Form S-3 Demand Registration. Notwithstanding the foregoing, if the Company at any time qualifies to register Common Stock under the Securities Act by registration on Form S-3 and such registration of Common Stock is expected to generate gross proceeds (before underwriting discounts and commissions) in an amount equal to or exceeding $20 million:
     (i) the Stockholders shall then be entitled to request the registration under the Securities Act of the Registrable Securities (other than Investor Registrable Securities) from time to time without regard to number, pursuant to the notice and other applicable provisions of this Section 2.1, with Registration Expenses for the first three of such registrations on Form S-3 to be paid by the Company; and
     (ii) the Investors shall then be entitled to request the registration under the Securities Act of the Investor Registrable Securities from time to time without regard to number, but not to exceed two registrations in any twelve-month period, pursuant to the notice and other applicable provisions of this Section 2.1, with Registration Expenses for the first three of such registrations on Form S-3 to be paid by the Company.
     Section 2.2 Incidental Registration.
          (a) Right to Include the Registrable Securities. If the Company at any time proposes to register securities under the Securities Act by registration on Forms S-l, S-2 or S-3 or any successor or similar form(s) (except registrations on Forms S-4 or S-8 or any successor or similar forms), whether for sale for its own account or pursuant to another demand for registration granted any other Person, it will give prompt written notice each such time to the Stockholders of its intention to do so and of the Stockholders’ rights under this Section 2.2. Upon the written request of any Stockholder (specifying the Registrable Securities intended to be disposed of and the intended method of disposition thereof), made within fifteen (15) Business Days after the receipt of any such notice, the Company will use its best efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the Stockholders to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of such Registrable Securities to be so registered (any Stockholder if giving notice following receipt of such a notice from the Company being herein referred to as a “Participating Stockholder”). If the Company thereafter determines for any reason not to register or to delay registration of such securities, the Company, by act of its Board of Directors, may, at its election, give written notice of such determination to each Participating Stockholder and, thereupon (i) in the case of a determination not to register, shall be relieved of the obligation to register such Registrable Securities in connection with such registration (but not from any obligation of the Company to pay the Registration Expenses in connection therewith, as provided in Section 2.8), without prejudice, however, to the rights (if any) of a Stockholder to request that such registration be effected as a registration under Section 2.1, and (ii) in the case of a determination to delay registration, shall be permitted to delay registering any Registrable Securities, for the same period as the delay in registration of such other securities. The Company will pay all Registration Expenses in connection with registration of Registrable Securities requested pursuant to this Section 2.2.

          (b) Priority in Incidental Registration Rights in Connection with Registrations for Company Account. If the registration referred to in Section 2.2(a) is to be an underwritten primary registration on behalf of the Company, and the managing underwriter(s) advises the Company in writing that in their good faith opinion such offering would be materially and adversely affected by the inclusion therein of the total number of Registrable Securities requested to be included therein by Participating Stockholders under this Agreement, the Company shall include in such registration: (i) first, all securities the Company proposes to sell for its own account or, if such registration is pursuant to Section 2.1, all Registrable Securities requested to be included by the Demand Rights Stockholders, (ii) second, up to the full number of Registrable Securities requested to be included in such registration by the Preferred Stockholders, pro rata based on the number of Registrable Securities held by each Preferred Stockholder relative to the number of Registrable Securities held by all Preferred Stockholders requesting registration, and (iii) third, up to the full number of Registrable Securities requested to be included in such registration by the Common Stockholders, pro rata based on the number of Registrable Securities held by each Common Stockholder relative to the number of Registrable Securities held by all Common Stockholders requesting registration.
          (c) Limitations; Exceptions. The Company shall not be required to effect any registration of Registrable Securities under this Section 2.2 incidental to the registration of any of its securities in connection with mergers, acquisitions, exchange offers, subscription offers, dividend reinvestment plans or stock option or other employee benefit plans. No Participating Stockholder shall be allowed to participate in any registration pursuant to this Section 2.2 hereof if the Common Stock is admitted to trading or listed on a national securities exchange, the Nasdaq Global Market or NASDAQ and such Stockholder is eligible to sell its Registrable Securities without volume limitations and without an effective registration statement. No registration of Registrable Securities effected under this Section 2.2 shall relieve the Company of its obligation to effect registrations of Registrable Securities pursuant to Section 2.1 hereof.
     Section 2.3 Registration Procedures. In connection with the Company’s obligations pursuant to Sections 2.1 and 2.2 hereof, the Company will use its best efforts to effect such registrations to permit the sale of Registrable Securities in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Company will as expeditiously as possible:
          (a) prepare (within ninety (90) days after a request for registration is made to the Company in the case of a registration pursuant to Section 2.1(a) or (b) and in any event as soon as possible) and file with the SEC, a registration statement or registration statements on any appropriate form under the Securities Act, which form shall be available for the sale of the Registrable Securities by the holders thereof in accordance with the intended method or methods of distribution thereof, and use its best efforts to cause such registration statement to become effective and to remain continuously effective for a period of 180 days following the date on which such registration statement is declared effective, provided that the Company shall have no obligation to maintain the effectiveness of such registration statement after the sale of all Registrable Securities registered thereunder;
          (b) prepare and file with the SEC such amendments and post-effective amendments to a registration statement as may be necessary to keep such registration statement effective for the applicable period, cause the related prospectus to be supplemented by any required prospectus supplement and as so supplemented to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during the applicable period in accordance with the intended methods of disposition by a Stockholder or a Participating Stockholder set forth in such registration statement or supplement to such prospectus;
          (c) notify each Stockholder or a Participating Stockholder whose Registrable Securities are to be covered by the registration statement and the managing underwriters, if any, promptly, and (if requested by any such Person) confirm such advice in writing, (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to a registration statement or any post-effective amendment, when the same has become effective, (ii) of any request by the SEC for amendments or supplements to a registration statement or related prospectus or for additional information, (iii) of the issuance by the SEC of any stop order suspending the effectiveness of a registration statement or the initiation of any proceedings for that purpose, (iv) if at any time the representations and warranties of the Company made as contemplated by paragraph (l) below cease to be true and correct, (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (vi) of the happening of any event which requires the making of any changes in a registration statement or related prospectus so that such documents will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and (vii) of the Company’s reasonable determination that a post-effective amendment to a registration statement would be appropriate;
          (d) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of a registration statement, or the lifting of any suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction, at the earliest possible moment;
          (e) if requested by the managing underwriters, a Stockholder or a Participating Stockholder, immediately incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriters, the Stockholders and the Participating Stockholders agree should be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being sold to such underwriters, the purchase price being paid therefor by such underwriters and with respect to any other terms of the underwritten (or best efforts) offering of the Registrable Securities to be sold in such offering; make all required filing of such prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and supplement or make amendments to any registration statement if requested by a Stockholder, a Participating Stockholder or any underwriter of such Registrable Securities;
          (f) furnish to each Stockholder and each Participating Stockholder whose Registrable Securities are covered by the Registration Statement and each managing underwriter, without charge, at least one conformed copy of the registration statement or statements and any post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);
          (g) deliver to each Stockholder whose Registrable Securities are covered by the registration statement, each other Participating Stockholder and the underwriters, if any, without charge, as many copies of the prospectus or prospectuses (including each preliminary prospectus) and any amendment or supplement thereto and such other documents as such Persons may reasonably request; and consents to the use of such prospectus or any amendment or supplement thereto by each Stockholder, Participating Stockholder and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such prospectus or any amendment or supplement thereto;
          (h) prior to any public offering of Registrable Securities, use its best efforts to register or qualify or cooperate with each Stockholder whose Registrable Securities are covered by such registration statement, each other Participating Stockholder, the underwriters, if any, and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions as each Stockholder, each Participating Stockholder, or any underwriter reasonably requests in writing; keep each such registration or qualification effective during the period such registration statement is required to be kept effective and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the applicable registration statement; provided that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process in any such jurisdiction where it is not then so subject;
          (i) cooperate with each Stockholder whose Registrable Securities are covered by such registration statement, each Participating Stockholder and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends unless required by applicable law; and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters may request at least two Business Days prior to any sale of Registrable Securities to the underwriters;
          (j) use its best efforts to cause the Registrable Securities covered by the applicable registration statement to be registered with or approved by, and to cause the transaction contemplated by the registration to be approved by, such other Governmental Authorities (including, where necessary, the FCC) as may be necessary to consummate the disposition of such Registrable Securities;
          (k) upon the occurrence of any event contemplated by paragraph (c)(vi) above, prepare a supplement or post-effective amendment to the applicable registration statement or related prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, such prospectus will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

          (l) enter into such agreements (including an underwriting agreement) and take all such other actions in connection therewith in order to expedite or facilitate the disposition of such Registrable Securities and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration, (i) make such representations and warranties to each Stockholder whose Registrable Securities are covered by such registration statement and each other Participating Stockholder with respect to the registration statement, prospectus and documents incorporated by reference, if any, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings and confirm the same if and when requested; (ii) furnish to each such Stockholder and each other Participating Stockholder an opinion of counsel for the Company addressed to each such Stockholder and dated the date of the closing under the underwriting agreement (if any) (or if such offering is not underwritten, dated the effective date of the registration statement), and (iii) use its best efforts to furnish to each such Stockholder and each other Participating Stockholder a “cold comfort” letter addressed to each such Stockholder and signed by the independent public accountants who have audited the Company’s financial statements included in such registration statement, in each such case covering substantially the same matters with respect to such registration statement (and the prospectus included therein) as are customarily covered in opinions of issuer’s counsel and in accountants’ letters delivered to underwriters in underwritten public offerings of securities and such other matters as each such Stockholder and each other Participating Stockholder may reasonably request and, in the case of such accountants’ letter, with respect to events subsequent to the date of such financial statements; and (vi) the Company shall deliver such documents and certificates as may be requested by each such Stockholder, each Participating Stockholder and the managing underwriters, if any, to evidence compliance with this clause (l) and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company; all of the above to be done at each closing under such underwriting or similar agreement or as and to the extent required thereunder;
          (m) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC and make generally available to its security holders earnings statements satisfying the provisions of Section 11(a) of the Securities Act, as soon as reasonably practicable after the end of any 12-month period (i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm or best efforts underwritten offering and (ii) beginning with the first day of the Company’s first fiscal quarter next succeeding each sale of Registrable Securities after the effective date of a registration statement, which statements shall cover said 12-month periods; and
          (n) use its best efforts to cause all Registrable Securities covered by each registration to be listed on each securities exchange and inter-dealer quotation system on which a class of common equity securities of the Company is then listed and to pay all fees and expenses in connection therewith.
The Company may require each Stockholder whose Registrable Securities are covered by a registration statement and each other Participating Stockholder to furnish to the Company such information regarding itself and the distribution of such Registrable Securities as the Company may from time to time reasonably request in writing in order to comply with the Securities Act, and each such Person agrees to notify the Company as promptly as practicable of any inaccuracy or change in information it has previously furnished to the Company in writing or of the happening of any event, in either case as a result of which any prospectus relating to such registration contains an untrue statement of a material fact regarding such Person or the distribution of such Registrable Securities or omits to state any material fact regarding such Person or the distribution of such Registrable Securities required to be stated therein or necessary to make the statement therein not misleading in light of the circumstances then existing, and to promptly furnish to the Company any additional information required to correct and update any previously furnished information or required such that such prospectus shall not contain, with respect to such Person or the distribution of such Registrable Securities, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. Each such Stockholder and each Participating Stockholder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Sections 2.3(c)(ii), (iii), (v), (vi) or (vii) hereof, such Stockholder will forthwith discontinue disposition of such Registrable Securities covered by such registration statement or prospectus until such Stockholder’s receipt of the copies of the supplemented or amended prospectus relating to such registration statement or prospectus, or until it is advised in writing by the Company that the use of the applicable prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in such prospectus, and, if so directed by the Company, such Stockholder will deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such Person’s possession, of the prospectus covering the Registrable Securities current at the time of receipt of such notice.
     Section 2.4 Underwritten Offerings.
          (a) Demand Underwritten Offerings. In any offering pursuant to a registration requested under Section 2.1 which is to be effected as a firm commitment underwritten offering, sales shall be made through a nationally recognized investment banking firm (or syndicate managed by such a firm) selected by the holders of a majority of the Registrable Securities of the Stockholders participating in such registration and reasonably satisfactory to the Board of Directors. The Company shall enter into an underwriting agreement which shall be reasonably satisfactory in form and substance to the holders of a majority of the Registrable Securities held by the Stockholders participating in such registration and which shall contain representations, warranties and agreements (including indemnification agreements to the effect and to the extent provided in Section 2.7) as are customarily included by an issuer in underwriting agreements with respect to secondary distributions. The Stockholders participating in such registration shall be parties to such underwriting agreement and the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such Stockholders. The Stockholders shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Person, such Person’s Registrable Securities and its intended method of distribution and any other representation required by law.
          (b) Incidental Underwritten Offerings. If the Company at any time proposes to register any of its securities under the Securities Act as contemplated by Section 2.2 and such securities are to be distributed by or through one or more underwriters, the Company will, if requested by a Participating Stockholder as provided in Section 2.2 and subject to the provisions of Section 2.2(b), use its best efforts to arrange for such underwriters to include all the Registrable Securities to be offered and sold by the Participating Stockholders among the securities to be distributed by underwriters. The Participating Stockholders participating in the registration shall be party to the underwriting agreement between the Company and such underwriters and the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of the Participating Stockholders. Except as provided in this sentence, the Participating Stockholders shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Person, such Person’s Registrable Securities and the intended method of distribution and any other representation required by law.
     Section 2.5 Preparation: Reasonable Investigation. In connection with the preparation and filing of each registration statement under the Securities Act pursuant to this Agreement, the Company will give each Stockholder participating in the registration, its underwriters, and its counsel and accountants and each Participating Stockholder, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the SEC, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of each such Stockholder, each Participating Stockholder and such underwriters’ counsel, to conduct a reasonable investigation within the meaning of the Securities Act.
     Section 2.6 Limitations, Conditions and Qualifications to Obligations Under Registration Covenants. The obligations of the Company to cause the Registrable Securities to be registered under the Securities Act are subject to each of the following limitations, conditions and qualifications: The Company, by act of its Board of Directors, shall be entitled to postpone for a reasonable period of time (but not exceeding ninety (90) days during any 12-month period) the filing or effectiveness of any registration statement otherwise required to be prepared and filed by it pursuant to Section 2.1 if the Board of Directors of the Company determines, in its reasonable judgment, that (a) the Company is in possession of material information that has not been disclosed to the public and the Board of Directors of the Company reasonably deems it to be advisable not to disclose such information at such time in a registration statement or (b) such registration and offering would interfere with any financing, acquisition, corporate reorganization or other material transaction involving the Company and its Subsidiaries, taken as a whole, and, in any such case, the Company promptly gives each Stockholder written notice of such determination containing a general statement of the reasons for such postponement and an approximation of the anticipated delay. If the Company shall so postpone the filing of a registration statement, the holders of a majority of the Registrable Securities covered by such registration statement shall have the right to withdraw the request for registration by giving written notice of withdrawal and, in the event of such withdrawal, such demand for registration related to the withdrawn registration statement shall not be counted for purposes of the demands for registration to which the Stockholders are entitled pursuant to Section 2.1 hereof.

     Section 2.7 Indemnification.
          (a) Indemnification by the Company. In the event of any registration of any Registrable Securities under the Securities Act, the Company will, and hereby does, indemnify and hold harmless, to the fullest extent permitted by law, the Stockholders and the Participating Stockholders, their respective directors, officers, agents, Affiliates, each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls a Stockholder, a Participating Stockholder or any such underwriter within the meaning of the Securities Act, against any and all judgments, fines, penalties, charges, costs, amounts paid in settlement, losses, claims, damages, liabilities, expenses, or attorney fees, joint or several, incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto, including interest on the foregoing (“Indemnified Damages”), to which they or any of them may become subject under the Securities Act or any other statute or common law, insofar as any such Indemnified Damages arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the registration statement relating to the sale of such securities or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under blue sky or other securities laws of jurisdictions in which the Registrable Securities are offered (“Blue Sky Filing”), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading or (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, if used prior to the effective date of such registration statement (unless such statement is corrected in the final prospectus and the Company has previously furnished copies thereof to any Stockholder or Participating Stockholder seeking such indemnification and the underwriters), or contained in the final prospectus (as amended or supplemented if the Company shall have filed with the SEC any amendment thereof or supplement thereto) if used within the period during which the Company is required to keep the registration statement to which such prospectus relates current, or the omission or alleged omission to state therein (if so used) a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the indemnification agreement contained herein shall not apply to such Indemnified Damages to a particular Person to be indemnified hereunder arising out of, or based upon, any such untrue statement or alleged untrue statement, any such omission or alleged omission, if such statement or omission was made in reliance upon and in conformity with written information furnished to the Company by such Person stating that it is for use in connection with preparation of the registration statement, any preliminary prospectus or final prospectus contained in the registration statement, any such amendment or supplement thereto or any Blue Sky Filing.
     Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of a Stockholder, a Participating Stockholder or any such director, officer, agent, Affiliate, underwriter or controlling Person and shall survive the Transfer of such securities by a Stockholder or Participating Stockholder.
          (b) Indemnification by a Stockholder. The Company may require, as a condition to including the Registrable Securities of a Stockholder or a Participating Stockholder in any registration statement filed pursuant to Section 2.1 or 2.2, that the Company shall have received an undertaking satisfactory to it from such Stockholder or such Participating Stockholder severally and not jointly (in the same manner and to the same extent as each other Stockholder or Participating Stockholder) to indemnify and hold harmless (in the same manner and to the same extent as set forth in subdivision (a) of this Section 2.7) the Company, its officers and directors and each officer of the Company and each other Person, if any, who controls the Company within the meaning of the Securities Act with respect to any untrue statement or alleged untrue statement in, or omission or alleged omission from, such registration statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, if such statement or omission was made in reliance upon and in conformity with written information such Stockholder or such Participating Stockholder furnished to the Company through an instrument duly executed by him specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, amendment or supplement, provided that such Stockholder or Participating Stockholder shall not indemnify the Company with respect to any such untrue statement or alleged untrue statement or omission or alleged omission which was subsequently corrected with information (contained in a writing in compliance with the requirements of this paragraph timely delivered to the Company) to be included in an amendment or supplement to such registration statement, preliminary prospectus or final prospectus, if such amendment or supplement would have avoided the liability otherwise subject to indemnification by such Stockholder or Participating Stockholder and the Company failed to deliver such amendment or supplement as necessary to avoid such liability. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling Person and shall survive the Transfer of such securities by the Stockholder or the Participating Stockholder to whom it relates. In no event shall any indemnity paid by a Stockholder or a Participating Stockholder to the Company or any other Person indemnified pursuant to Section 2.7(b) (or to whom contribution is paid pursuant to Section 2.7(e)), or otherwise, exceed individually or in the aggregate the proceeds (net of all applicable fees paid by such indemnifying party) received by such indemnifying party in such offering.
          (c) Notices of Claims, etc. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subdivisions of this Section 2.7, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this Section 2.7, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, the indemnifying party shall be entitled to participate in and, unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. If, in the reasonable judgment of the counsel to the indemnified party, having common counsel with an indemnifying party could result in a conflict of interest because of different or additional defenses that may be available to the indemnified party, then such indemnified party may employ at the indemnifying party’s expense separate counsel to represent or defend such indemnified party in such action, it being understood, however, that the indemnifying party shall not be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all such indemnified parties (in addition to local counsel) in such action or group of related actions arising out of the same facts or circumstances. In the event that the indemnifying party advises an indemnified party that it will contest a claim for indemnification hereunder, or fails, within 30 days of receipt of any indemnification notice to notify, in writing, such person of its election to defend, settle or compromise, at its sole cost and expense, any action, proceeding or claim (or discontinues its defense at any time after it commences such defense), then the indemnified party may, at its option, defend, settle or otherwise compromise or pay such action or claim. In any event, unless and until the indemnifying party elects in writing to assume and does so assume the defense of any such claim, proceeding or action, the indemnified party’s costs and expenses arising out of the defense, settlement or compromise of any such action, claim or proceeding shall be losses subject to indemnification hereunder. The indemnified party shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the indemnified party which relates to such action or claim. The indemnifying party shall keep the indemnified party fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. If the indemnifying party elects to defend any such action or claim, then the indemnified party shall be entitled to participate in such defense with counsel of its choice at its sole cost and expense. If the indemnifying party does not assume such defense, the indemnified party shall keep the indemnifying party apprised at all times as to the status of the defense; provided, however, that the failure to keep the indemnifying party so informed shall not affect the obligations of the indemnifying party hereunder. Except as provided above with respect to contested indemnification claims and failures by an indemnifying party to act, no indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the consent of the indemnified party (which consent shall not be unreasonably withheld, delayed or conditioned), consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the indemnified party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.
          (d) Indemnification Payments. The indemnification required by this Section 2.7 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.
          (e) Contribution. If the indemnification provided for in this Section 2.7, shall for any reason be held by a court to be unavailable to an indemnified party under subparagraph (a) or (b) hereof in respect of any Indemnified Damages, then, in lieu of the amount paid or payable under subparagraph (a) or (b) hereof, the indemnified party and the indemnifying party under subparagraph (a) or (b) hereof shall contribute to the aggregate Indemnified Damages, in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party with respect to the statements or omissions which resulted in such Indemnified Damages, as well as any other relevant equitable considerations. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The obligations of Stockholders and Participating Stockholders to contribute as provided in this subparagraph (e) are several in proportion to the relative value of their respective Registrable Securities covered by such registration statement, and are not joint. In addition, no person shall be obligated to contribute hereunder any amounts in payment for any settlement of any action or claim effected without such Person’s consent, which consent shall not be unreasonably withheld, delayed or conditioned.
          (f) Other Rights Liabilities. The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the indemnified party against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.
          (g) Other Indemnification and Contribution. Indemnification and contribution similar to that specified in the preceding subdivisions of this Section 2.7 (with appropriate modifications) shall be given by the Company and each Stockholder whose Registrable Securities included in a registration and each other Participating Stockholder with respect to any required registration or other qualification of Registrable Securities under any federal or state law or regulation of any Governmental Authority other than the Securities Act.
     Section 2.8 Registration Expenses. The Company will pay all Registration Expenses (as defined below) in connection with (i) any demand registrations pursuant to Section 2.1(a) and (b), (ii) the first three registrations on Form S-3 of Registrable Securities pursuant to Section 2.l(h)(i) and (iii) the first three registrations on Form S-3 of Investor Registrable Securities pursuant to Section 2.1(h)(ii); provided that in the case where a registration statement under Section 2.2 fails to become effective or fails to become effective as provided in Section 2.1(d), the Company shall additionally pay the fees and expenses of the Participating Stockholders’ counsel and of any other Person retained by them. Registration Expenses include all expenses incident to the Company’s performance of or compliance with this Agreement, including, without limitation, all registration and filing fees, including fees with respect to filings required to be made with the SEC and the National Association of Securities Dealers, Inc., fees and expenses of compliance with securities or blue sky laws, including, without limitation, reasonable fees and disbursements of counsel for the underwriters, all word processing, duplicating and printing expenses, messenger, telephone and delivery expenses, and fees and disbursements of counsel of the Company, one counsel for the participating Stockholders (selected by the holders of a majority of the Registrable Securities of such participating Stockholders) and of all independent certified public accountants of the Company (including the expenses of any special audit and “cold comfort” letters required by or incident to such performance), underwriters fees and disbursements (excluding underwriting discounts and commissions, SEC or fees of underwriters, selling brokers, dealer managers or similar securities industry professionals relating to the distribution of the Registrable Securities) securities acts liability insurance if the Company so desires, fees and expenses of other Persons retained by the Company (all such expenses being herein called “Registration Expenses”). Registration

Expenses shall not include underwriting discounts and commissions and transfer taxes, if any, and fees and expenses of any counsel to Participating Stockholders and other expenses of Participating Stockholders. Except as otherwise provided above, the Company will also pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange, rating agency fees and the fees and expenses of any Person, including special experts, retained by the Company.
     Section 2.9 Certain Rights of Stockholders if Named in a Registration Statement. If any statement contained in a registration statement under the Securities Act refers to a Stockholder or a Participating Stockholder by name or otherwise as the holder of any securities of the Company, then a Stockholder or a Participating Stockholder shall have the right to require the insertion therein of language, in form and substance reasonably satisfactory to it and the Company, to the effect that its holdings do not necessarily make it a “controlling person” of the Company within the meaning of the Securities Act and is not to be construed as a recommendation of the investment quality of the Company’s securities covered thereby.
     Section 2.10 Rule 144. If the Common Stock is admitted to trading or listed on a national securities exchange, the Nasdaq National Market or NASDAQ, the Company shall take all actions and file all such information, documents and reports as shall be required to enable a Stockholder to sell its Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.
     Section 2.11 Registration Rights. The Company covenants that it will not grant any right of registration under the Securities Act relating to any of its shares of capital stock or other securities to any Person other than pursuant to this Agreement, unless (i) the rights so granted to another Person do not limit or restrict the Stockholders’ right to request four demand registrations as provided for in Section 2.1 hereof at such times and covering such amount of Registrable Securities as the Stockholders determine (except as such timing or amount of Registrable Securities may otherwise be limited by the express terms of this Agreement) and (ii) the rights so granted to another Person do not limit or restrict the rights granted pursuant to Section 2.1 or Section 2.2 hereof to a Stockholder to have such Registrable Securities included in any registration by the Company under the Securities Act made pursuant to a demand by the Stockholders or by the Company of its securities for its own account (except as such rights are otherwise expressly limited by the terms of this Agreement).
     Section 2.12 Assignment of Rights. The rights of the Stockholders set forth in this ARTICLE 2 are transferable to each Transferee of shares of Registrable Securities. Each such Transferee must consent in writing to be bound by the terms and conditions of this Agreement in order to acquire the rights granted hereunder by executing a copy of the Joinder Agreement.
     Section 2.13 Limitations on Sale or Distribution. Each Stockholder hereby agrees not to effect any public sale or distribution, including any sale pursuant to Rule 144 under the Securities Act, of any Registrable Securities, and not to effect any such public sale or distribution of any other equity security of the Company or of any security convertible into or exchangeable or exercisable for any equity security of the Company (other than as part of such underwritten public offering) within 180 days after the effective date of the registration statement related to the IPO. The Stockholders agree to execute any lockup agreement containing the foregoing terms, and such other customary and reasonable restrictions on resale, as may be required by such applicable underwriter.
ARTICLE 3 GENERAL
     Section 3.1 Amendments, Waivers and Consent. For the purposes of this Agreement and all agreements executed pursuant hereto, no course of dealing between or among any of the parties hereto and no delay on the part of any party hereto in exercising any rights hereunder or thereunder shall operate as a waiver of the rights hereof and thereof. This Agreement may not be amended or modified or any provision hereof waived without the joint written consent of (a) the Company, (b) Stockholders holding a majority of the shares of Common Stock, and (c) Preferred Stockholders holding not less than 66 2/3% of the shares of Common Stock issued upon conversion of the Preferred Stock then held by such Preferred Stockholders with the Preferred Stockholders voting together as a single class; provided that any party may waive any provision hereof intended for its benefit by written consent; provided, further, that the observance of any term hereof relating to the rights of the Investors may be amended, modified or waived (either retroactively or prospectively) with (and only with) the written consent of the Investors.
     Section 3.2 Governing Law. This Agreement shall be deemed to be a contract made under, and shall be construed in accordance with, the laws of the State of Delaware, without giving effect to conflict of laws principles thereof.
     Section 3.3 Section Headings. The descriptive headings in this Agreement have been inserted for convenience only and shall not be deemed to limit or otherwise affect the construction of any provision thereof or hereof.
     Section 3.4 Effectiveness; Binding Effect. This Agreement amends, restates and replaces in its entirety the Stockholders Agreement and is binding on all the parties to the Stockholders Agreement, and the failure of one or more parties to the Stockholders Agreement to sign this Agreement shall not affect such effectiveness. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns.
     Section 3.5 Additional Parties. Any person who purchases or otherwise acquires Common Stock from the Company or a Stockholder prior to the consummation of the IPO, who has joined as a party to the Stockholders Agreement by executing a signature page in the form attached thereto for execution by Stockholders, shall be added to Schedule I and shall be considered a Stockholder for purposes of this Agreement. In addition, any person who is the Transferee of Registrable Securities and who executes a Joinder Agreement in accordance with Section 2.12 shall be added to Schedule I and shall be considered a Stockholder for purposes of this Agreement.

     Section 3.6 Notices and Demands. Any notice, demand or other communication which is required or provided to be given under this Agreement shall be in writing and shall be deemed to have been sufficiently given and received for all purposes when delivered by hand, electronic mail transmission (including, without limitation, electronic mail attachment), telecopy, telex or other method of facsimile, or five days after being sent by certified or registered mail, postage and charges prepaid, return receipt requested, or two days after being sent by overnight delivery providing receipt of delivery. Any such notice, demand, or other communication must be sent as follows:
     if to the Company, to:
MetroPCS Communications, Inc.
8144 Walnut Hill Lane
Suite 800
Dallas, Texas 75231
Attention: Keith Terreri
Telephone: (214) 265-2550
Telecopy: (866) 590-9558
email: kterreri@metropcs.com
and
MetroPCS Communications, Inc.
8144 Walnut Hill Lane
Suite 800
Dallas, Texas 75231
Attention: Legal Department
Telephone: (214) 265-2550
Telecopy: (866) 685-9618
email: mstachiw@metropcs.com
     with a copy to (which shall not constitute notice):
Baker Botts L.L.P.
2001 Ross Avenue, Suite 1100
Dallas, TX 75201
Attention: William D. Howell
Telephone: (214) 953-6418
Telecopy: (214) 661-4418
email: bill.howell@bakerbotts.com
     if to a Stockholder, to:
the mailing address, telecopy number and/or email address for notice as set forth in the books and records of the Company,

or, in the case of any party, at such other address, telecopy number and/or email address as such party shall specify in a written notice delivered to all other parties to this Agreement in accordance with this Section.
     Section 3.7 Remedies; Severability. It is specifically understood and agreed that any breach of the provisions of this Agreement by any Person subject hereto will result in irreparable injury to the other parties hereto, that the remedy at law alone will be an inadequate remedy for such breach, and that, in addition to any other remedies which they may have, such other parties may enforce their respective rights by actions for specific performance (to the extent permitted by law). The Company may refuse to recognize any unauthorized Transferee as one of its stockholders for any purpose, including without limitation, for purposes of the registration rights provided in this Agreement, until the relevant party or parties have complied with all applicable provisions of this Agreement or the Stockholders Agreement (if the Transfer occurred prior to the date this Agreement becomes effective). Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be deemed prohibited, invalid or illegal under such applicable law, such provision shall be ineffective to the extent of such prohibition, invalidity or illegality, and such prohibition, invalidity or illegality shall not invalidate the remainder of such provision or the other provisions of this Agreement.
     Section 3.8 Integration. This Agreement, including the exhibits, documents and instruments referred to herein or therein, constitutes the entire agreement, and supersedes all other prior and contemporary agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and amends and restates in its entirety the Stockholders Agreement.
     Section 3.9 Termination. The provisions of this Agreement shall terminate and be of no further force or effect upon the date which none of the Stockholders party to this Agreement hold any shares of Registrable Securities or the parties mutually agree to terminate.
     Section 3.10 Confidential Information.
          (a) For the purposes of this Section 3.10, “Confidential Information” means all information regarding the Company or any Subsidiary or Affiliate thereof or any other confidential information, disclosed, provided, or made known to any Stockholder by the Company, its affiliates or Subsidiaries or by a third party who has confidentiality obligations with the Company or its Subsidiaries, provided that such term does not include information that (i) was publicly known or otherwise known to such Stockholder prior to the time of such disclosure, (ii) subsequently becomes publicly known through no act or omission by such Stockholder or any person acting on such Stockholder’s behalf, or (iii) otherwise becomes known to such Stockholder other than through disclosure by the Company or any Subsidiary or Affiliate thereof without a duty to keep it confidential.
          (b) Each Stockholder will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by it in good faith to protect confidential information of third parties delivered to it, provided that such Stockholder may deliver or disclose Confidential Information to (i) its directors, trustees, officers, employees, agents, attorneys and Affiliates on a need to know basis (to the extent such disclosure reasonably relates to the administration of the investment represented by the shares of the Company’s capital stock held by such Stockholder), (ii) its financial advisors, indemnitees, and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 3.10, (iii) any other Stockholder party to this Agreement, (iv) any Governmental Authority having jurisdiction over such Stockholder and which has valid legal authority to demand the Confidential Information, or (v) any other person to which such delivery or disclosure may be necessary or appropriate (x) to effect compliance with any law, rule, regulation or order applicable to such Stockholder, (y) in response to any subpoena or other legal process, or (z) in connection with any litigation to which such Stockholder is a party.
[SIGNATURE PAGE FOLLOW]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

COMPANY:

METROPCS COMMUNICATIONS, INC.

By:

	Name:	Roger D. Linquist
	Title:	President and Chief Executive Officer
Signature Page To
Registration Rights Agreement

STOCKHOLDERS:

Entities:

By:

Name:
Title:

Individuals:

By:

Name:

Signature Page To
Registration Rights Agreement

SCHEDULE I
STOCKHOLDERS
I-1